UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 27, 2025

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As previously reported on a Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities Exchange Commission (the “Commission”) on August 1, 2025, on July 31, 2025 (the “Execution Date”), Hyperscale Data, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Ault & Company, Inc., a Delaware corporation (the “Purchaser”), pursuant to which the Company agreed to sell to the Purchaser up to 100,000 shares of Series H convertible preferred stock (the “Series H Convertible Preferred Stock”) that are convertible into shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) for a total purchase price of up to $100,000,000.00 (the “Financing”).

On August 27, 2025, the Company filed a Certificate of Designation, Rights and Preferences (the “Certificate of Designation”) with the Secretary of State of the State of Delaware to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Series H Convertible Preferred Stock. The Prior 8-K described the terms of the Series H Convertible Preferred Stock.

The Certificate of Designation became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K. The above description of the Certificate of Designation is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Designation, Preferences and Rights relating to the Series H Convertible Preferred Stock, filed on August 27, 2025.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: August 27, 2025	/s/ Henry Nisser Henry Nisser President and General Counsel